Exhibit 99

CERTIFICATE OF REGISTRATION                                              FORM TX
                                                               For a Nondramatic
                                                                   Literary Work
US COPYRIGHT OFFICE    This Certificate issued under the           UNITED STATES
     (SEAL)            seal of the Copyright Office in          COPYRIGHT OFFICE
                       accordance with title 17, United
                       States Code, REC attests that
                       registration has been made for
                       the work identi- fied below. The
                       information on this certificate
                       has been made a part of the
                       Copyright Office records.  EFFECTIVE DATE OF REGISTRATION

                                               /s/ Marybeth Peters
                                               REGISTER OF COPYRIGHTS
                                               United States of America

1.   TITLE OF THIS WORK
     SpamRIP

2.   NAME OF AUTHOR
     GENTRY INTERNATIONAL, INC.

     Was this contribution to the    Author's Nationality   Was the Contribution
     work a "work made for hire"?    or Domicile            to the Work

             X Yes       Citizen of BC, Canada         Anonymous      Yes   X No
               No        Domiciled in BC, Canada       Pseudonymous   Yes   X No

     NATURE OF AUTHORSHIP
     SOFTWARE CODE

3.   Year in Which Creation of this Work was Completed
     2004

4.       COPYRIGHT CLAIMANT(S)                              APPLICATION RECEIVED
         GENTRY INTERNATIONAL, INC.
         PO BOX 1035, BENTALL CENTRE                        ONE DEPOSIT RECEIVED
         595 BURRARD STREET
         VANCOUVER, BC CANADA V6C 2P1

CORRESPONDENCE

GENTRY INTERNATIONAL, INC.
PO BOX 1035, BENTALL CENTRE
595 BURRARD STREET
VANCOUVER, BC CANADA V6C 2P1

CERTIFICATION

I, the undersigned, hereby certify that I am the authorized agent of Gentry International, Inc.

Alexander Korolyk          9/16/04

/s/ Alexander Korolyk